Financial Derivatives	12 Months Ended
Dec. 31, 2016
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Financial Derivatives

Note 13 Financial Derivatives

We use derivative financial instruments primarily to help manage exposure to interest rate, market and credit risk and reduce the effects that changes in interest rates may have on net income, the fair value of assets and liabilities, and cash flows. We also enter into derivatives with customers to facilitate their risk management activities. Derivatives represent contracts between parties that usually require little or no initial net investment and result in one party delivering cash or another type of asset to the other party based on a notional amount and an underlying as specified in the contract.

Derivative transactions are often measured in terms of notional amount, but this amount is generally not exchanged and it is not recorded on the balance sheet. The notional amount is the basis to which the underlying is applied to determine required payments under the derivative contract. The underlying is a referenced interest rate (commonly LIBOR), security price, credit spread or other index. Residential and commercial real estate loan commitments associated with loans to be sold also qualify as derivative instruments.

The following table presents the notional amounts and gross fair values of all derivative assets and liabilities held by us:

Table 79: Total Gross Derivatives

	December 31, 2016			December 31, 2015
In millions	Notional / Contract Amount	Asset Fair Value (a)	Liability Fair Value (b)	Notional / Contract Amount	Asset Fair Value (a)	Liability Fair Value (b)
Derivatives used for hedging under GAAP
Interest rate contracts (c):
Fair value hedges	$34,010	$551	$214	$31,690	$712	$171
Cash flow hedges	20,831	313	71	19,279	416	3
Foreign exchange contracts:
Net investment hedges	945	25		1,105	31
Total derivatives designated for hedging	$55,786	$889	$285	$52,074	$1,159	$174
Derivatives not used for hedging under GAAP
Derivatives used for mortgage banking activities (d):
Interest rate contracts:
Swaps	$49,071	$783	$505	$41,527	$835	$462
Futures (e)	36,264			36,127
Mortgage-backed commitments	13,317	96	56	13,039	47	22
Other	31,907	28	4	7,289	29	15
Subtotal	130,559	907	565	97,982	911	499
Derivatives used for customer-related activities:
Interest rate contracts:
Swaps	173,777	2,373	2,214	157,041	2,507	2,433
Futures (e)	4,053			1,673
Mortgage-backed commitments	2,955	10	8	1,910	5	2
Other	16,203	55	53	16,083	104	24
Subtotal	196,988	2,438	2,275	176,707	2,616	2,459
Foreign exchange contracts and other	21,889	342	309	15,914	196	202
Subtotal	218,877	2,780	2,584	192,621	2,812	2,661
Derivatives used for other risk management activities:
Foreign exchange contracts and other (f)	5,581	40	405	5,299	59	468
Total derivatives not designated for hedging	$355,017	$3,727	$3,554	$295,902	$3,782	$3,628
Total gross derivatives	$410,803	$4,616	$3,839	$347,976	$4,941	$3,802
Less: Impact of legally enforceable master netting agreements		(2,460)	(2,460)		(2,554)	(2,554)
Less: Cash collateral received/paid		(657)	(484)		(551)	(608)
Total derivatives		$1,499	$895		$1,836	$640
(a)	Included in Other assets on our Consolidated Balance Sheet.
(b)	Included in Other liabilities on our Consolidated Balance Sheet.
(c)	Represents primarily swaps.
(d)	Includes both residential and commercial mortgage banking activities.
(e)	Futures contracts settle in cash daily and, therefore, no derivative asset or derivative liability is recognized on our Consolidated Balance Sheet.
(f)	Includes our obligation to fund a portion of certain BlackRock LTIP programs and the swaps entered into in connection with sales of a portion of Visa Class B common shares.

All derivatives are carried on our Consolidated Balance Sheet at fair value. Derivative balances are presented on the Consolidated Balance Sheet on a net basis taking into consideration the effects of legally enforceable master netting agreements and, when appropriate, any related cash collateral exchanged with counterparties. Further discussion regarding the offsetting rights associated with these legally enforceable master netting agreements is included in the Offsetting, Counterparty Credit Risk, and Contingent Features section below. Any nonperformance risk, including credit risk, is included in the determination of the estimated net fair value of the derivatives.

Further discussion on how derivatives are accounted for is included in Note 1 Accounting Policies.

Derivatives Designated As Hedging Instruments under GAAP

Certain derivatives used to manage interest rate and foreign exchange risk as part of our asset and liability risk management activities are designated as accounting hedges under GAAP. Derivatives hedging the risks associated with changes in the fair value of assets or liabilities are considered fair value hedges, derivatives hedging the variability of expected future cash flows are considered cash flow hedges, and derivatives hedging a net investment in a foreign subsidiary are considered net investment hedges. Designating derivatives as accounting hedges allows for gains and losses on those derivatives, to the extent effective, to be recognized in the income statement in the same period the hedged items affect earnings.

Fair Value Hedges

We enter into receive-fixed, pay-variable interest rate swaps to hedge changes in the fair value of outstanding fixed-rate debt caused by fluctuations in market interest rates. We also enter into pay-fixed, receive-variable interest rate swaps and zero-coupon swaps to hedge changes in the fair value of fixed rate and zero-coupon investment securities caused by fluctuations in market interest rates. For these hedge relationships, we use statistical regression analysis to assess hedge effectiveness at both the inception of the hedge relationship and on an ongoing basis. There were no components of derivative gains or losses excluded from the assessment of hedge effectiveness for all periods presented.

Further detail regarding gains (losses) on fair value hedge derivatives and related hedged items is presented in the following table:

Table 80: Gains (Losses) on Derivatives and Related Hedged Items - Fair Value Hedges (a)

Year ended
			December 31, 2016		December 31, 2015		December 31, 2014
				Gain (Loss)		Gain (Loss)		Gain (Loss)
			Gain	on Related	Gain	on Related	Gain	on Related
			(Loss) on	Hedged	(Loss) on	Hedged	(Loss) on	Hedged
			Derivatives	Items	Derivatives	Items	Derivatives	Items
			Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
In millions	Hedged Items	Location	in Income	in Income	in Income	in Income	in Income	in Income
Interest rate contracts	U.S. Treasury and Government Agencies and Other Debt Securities	Investment securities (interest income)	$142	$(141)	(b)	(b)	$(111)	$116

Interest rate contracts	Subordinated Debt and Bank Notes and Senior Debt	Borrowed funds (interest expense)	(332)	299	$(108)	$67	123	(158)

Total (a)			$(190)	$158	$(108)	$67	$12	$(42)
(a)			The difference between the gains (losses) recognized in income on derivatives and their related hedged items represents the ineffective portion of the change in value of our fair value hedge derivatives.
(b)			The gains (losses) on derivatives and their related hedged items recognized in income were less than $.5 million.

Cash Flow Hedges

We enter into receive-fixed, pay-variable interest rate swaps to modify the interest rate characteristics of designated commercial loans from variable to fixed in order to reduce the impact of changes in future cash flows due to market interest rate changes. For these cash flow hedges, any changes in the fair value of the derivatives that are effective in offsetting changes in the forecasted interest cash flows are recorded in Accumulated other comprehensive income and are reclassified to interest income in conjunction with the recognition of interest received on the loans. We use statistical regression analysis to assess the effectiveness of these hedge relationships at both the inception of the hedge relationship and on an ongoing basis.

We also periodically enter into forward purchase and sale contracts to hedge the variability of the consideration that will be paid or received related to the purchase or sale of investment securities. The forecasted purchase or sale is consummated upon gross settlement of the forward contract itself. As a result, hedge ineffectiveness, if any, is typically minimal. Gains and losses on these forward contracts are recorded in Accumulated other comprehensive income and are recognized in earnings when the hedged cash flows affect earnings.

In the 12 months that follow December 31, 2016, we expect to reclassify net derivative gains of $186 million pretax, or $120 million after-tax, from Accumulated other comprehensive income to interest income for both cash flow hedge strategies. This reclassified amount could differ from amounts actually recognized due to changes in interest rates, hedge de-designations, and the addition of other hedges subsequent to December 31, 2016. As of December 31, 2016, the maximum length of time over which forecasted transactions are hedged is five years. During 2016, 2015 and 2014, there were no gains or losses from cash flow hedge derivatives reclassified to earnings because it became probable that the original forecasted transaction would not occur.

There were no components of derivative gains or losses excluded from the assessment of hedge effectiveness related to either cash flow hedge strategy for all periods presented.

Further detail regarding gains (losses) on derivatives and related cash flows is presented in the following table:

Table 81: Gains (Losses) on Derivatives and Related Cash Flows - Cash Flow Hedges (a) (b)

	Year ended
	December 31
In millions	2016	2015	2014
Gains (losses) on derivatives recognized in OCI - (effective portion)	$100	$415	$431
Less: Gains (losses) reclassified from accumulated OCI into income - (effective portion)
Interest income	$253	$293	$263
Noninterest income		(5)
Total gains (losses) reclassified from accumulated OCI into income - (effective portion)	$253	$288	$263
Net unrealized gains (losses) on cash flow hedge derivatives	$(153)	$127	$168
(a)	All cash flow hedge derivatives are interest rate contracts as of December 31, 2016, December 31, 2015 and December 31, 2014.
(b)	The amount of cash flow hedge ineffectiveness recognized in income was not significant for the periods presented.

Net Investment Hedges

We enter into foreign currency forward contracts to hedge non-U.S. Dollar net investments in foreign subsidiaries against adverse changes in foreign exchange rates. We assess whether the hedging relationship is highly effective in achieving offsetting changes in the value of the hedge and hedged item by qualitatively verifying that the critical terms of the hedge and hedged item match at the inception of the hedging relationship and on an ongoing basis. Net investment hedge derivatives are classified as foreign exchange contracts. There were no components of derivative gains or losses excluded from the assessment of the hedge effectiveness for all periods presented. For 2016, 2015 and 2014, there was no net investment hedge ineffectiveness. Net gains on net investment hedge derivatives recognized in OCI were $186 million in 2016, $60 million in 2015 and $54 million in 2014.

Derivatives Not Designated As Hedging Instruments under GAAP

Residential mortgage loans that will be sold in the secondary market, and the related loan commitments, which are considered derivatives, are accounted for at fair value. Changes in the fair value of the loans and commitments due to interest rate risk are hedged with forward contracts to sell mortgage-backed securities, as well as U.S. Treasury and Eurodollar futures and options. Gains and losses on the loans and commitments held for sale and the derivatives used to economically hedge them are included in Residential mortgage noninterest income on the Consolidated Income Statement.

Residential mortgage servicing rights are accounted for at fair value with changes in fair value influenced primarily by changes in interest rates. Derivatives used to hedge the fair value of residential mortgage servicing rights include interest rate futures, swaps, options, and forward contracts to purchase mortgage-backed securities. Gains and losses on residential mortgage servicing rights and the related derivatives used for hedging are included in Residential mortgage noninterest income.

Commercial mortgage loans held for sale and the related loan commitments, which are considered derivatives, are accounted for at fair value. Derivatives used to economically hedge these loans and commitments from changes in fair value due to interest rate risk and credit risk include forward loan sale contracts, interest rate swaps, and credit default swaps. Gains and losses on the commitments, loans and derivatives are included in Other noninterest income. Derivatives used to economically hedge the change in value of commercial mortgage servicing rights include interest rate futures, swaps and options. Gains or losses on these derivatives are included in Corporate services noninterest income.

The residential and commercial mortgage loan commitments associated with loans to be sold which are accounted for as derivatives are valued based on the estimated fair value of the underlying loan and the probability that the loan will fund within the terms of the commitment. The fair value also takes into account the fair value of the embedded servicing right.

We offer derivatives to our customers in connection with their risk management needs. These derivatives primarily consist of interest rate swaps, interest rate caps and floors, swaptions and foreign exchange contracts. We primarily manage our market risk exposure from customer transactions by entering into a variety of hedging transactions with third-party dealers. Gains and losses on customer-related derivatives are included in Other noninterest income.

Included in the customer, mortgage banking risk management, and other risk management portfolios are written interest-rate caps and floors entered into with customers and for risk management purposes. We receive an upfront premium from the counterparty and are obligated to make payments to the counterparty if the underlying market interest rate rises above or falls below a certain level designated in the contract. Our ultimate obligation under written options is based on future market conditions.

We have entered into risk participation agreements to share some of the credit exposure with other counterparties related to interest rate derivative contracts or to take on credit exposure to generate revenue. The notional amount of risk participation agreements sold was $4.3 billion at December 31, 2016 and $2.5 billion at December 31, 2015. Assuming all underlying third party customers referenced in the swap contracts defaulted, the exposure from these agreements would be $.1 billion at both December 31, 2016 and December 31, 2015 based on the fair value of the underlying swaps.

Further detail regarding the gains (losses) on derivatives not designated in hedging relationships is presented in the following table:

Table 82: Gains (Losses) on Derivatives Not Designated for Hedging under GAAP

	Year ended
	December 31
In millions	2016	2015	2014
Derivatives used for mortgage banking activities:
Interest rate contracts (a)	$152	$220	$318
Derivatives used for customer-related activities:
Interest rate contracts	$78	$71	$41
Foreign exchange contracts and other	84	78	46
Gains (losses) from customer-related activities (b)	$162	$149	$87
Derivatives used for other risk management activities:
Interest rate contracts			$(19)
Foreign exchange contracts and other (c)	$(7)	$282	54
Gains (losses) from other risk management activities (b)	$(7)	$282	$35
Total gains (losses) from derivatives not designated as hedging instruments	$307	$651	$440
(a) Included in Residential mortgage, Corporate services and Other noninterest income.
(b) Included in Other noninterest income.
(c)	Includes BlackRock LTIP funding obligation and the swaps entered into in connection with sales of a portion of Visa Class B common shares.

Offsetting, Counterparty Credit Risk, and Contingent Features

We, generally, utilize a net presentation on the Consolidated Balance Sheet for those derivative financial instruments entered into with counterparties under legally enforceable master netting agreements. The master netting agreements reduce credit risk by permitting the closeout netting of all outstanding derivative instruments under the master netting agreement with the same counterparty upon the occurrence of an event of default. The master netting agreement also may require the exchange of cash or marketable securities to collateralize either party’s net position. In certain cases, minimum thresholds must be exceeded before any collateral is exchanged. Collateral is typically exchanged daily based on the net fair value of the positions with the counterparty as of the preceding day. Collateral representing initial margin, which is based on potential future exposure, is also required to be pledged by us in relation to derivative instruments with central clearing house counterparties. Any cash collateral exchanged with counterparties under these master netting agreements is also netted, when appropriate, against the applicable derivative fair values on the Consolidated Balance Sheet. However, the fair value of any securities held or pledged is not included in the net presentation on the balance sheet. In order for derivative instruments under a master netting agreement to be eligible for closeout netting under GAAP, we must conduct sufficient legal review to conclude with a well-founded basis that the offsetting rights included in the master netting agreement would be legally enforceable upon an event of default, including upon an event of bankruptcy, insolvency, or a similar proceeding of the counterparty. Enforceability is evidenced by a legal opinion that supports, with sufficient confidence, the enforceability of the master netting agreement in such circumstances.

Table 83 shows the impact legally enforceable master netting agreements had on our derivative assets and derivative liabilities as of December 31, 2016 and December 31, 2015. The table includes cash collateral held or pledged under legally enforceable master netting agreements. The table also includes the fair value of any securities collateral held or pledged under legally enforceable master netting agreements. Cash and securities collateral amounts are included in the table only to the extent of the related net derivative fair values.

Table 83: Derivative Assets and Liabilities Offsetting

	Gross Fair Value	Amounts Offset on the Consolidated Balance Sheet		Net Fair Value		Securities Collateral Held / (Pledged)	Net Amounts

December 31, 2016		Fair Value Offset Amount	Cash Collateral			Under Master Netting Agreements
In millions
Derivative assets
Interest rate contracts:
Cleared	$1,498	$940	$480	$78			$78
Exchange-traded	9			9			9
Over-the-counter	2,702	1,358	164	1,180		$62	1,118
Foreign exchange and other contracts	407	162	13	232			232
Total derivative assets	$4,616	$2,460	$657	$1,499	(a)	$62	$1,437

Derivative liabilities
Interest rate contracts:
Cleared	$1,060	$940	$25	$95			$95
Exchange-traded	1			1			1
Over-the-counter	2,064	1,395	431	238			238
Foreign exchange and other contracts	714	125	28	561			561
Total derivative liabilities	$3,839	$2,460	$484	$895	(b)		$895

December 31, 2015
In millions
Derivative assets
Interest rate contracts:
Cleared	$1,003	$779	$195	$29			$29
Over-the-counter	3,652	1,645	342	1,665		$178	1,487
Foreign exchange and other contracts	286	130	14	142		2	140
Total derivative assets	$4,941	$2,554	$551	$1,836	(a)	$180	$1,656

Derivative liabilities
Interest rate contracts:
Cleared	$855	$779	$57	$19			$19
Exchange-traded	1			1			1
Over-the-counter	2,276	1,687	530	59			59
Foreign exchange and other contracts	670	88	21	561			561
Total derivative liabilities	$3,802	$2,554	$608	$640	(b)		$640
(a)	Represents the net amount of derivative assets included in Other assets on our Consolidated Balance Sheet.
(b)	Represents the net amount of derivative liabilities included in Other liabilities on our Consolidated Balance Sheet.

Table 83 includes over-the-counter (OTC) derivatives, cleared derivatives, and exchange-traded derivatives. OTC derivatives represent contracts executed bilaterally with counterparties that are not settled through an organized exchange or cleared through a central clearing house. The majority of OTC derivatives are governed by ISDA documentation or other legally enforceable industry standard master netting agreements. Cleared derivatives represent contracts executed bilaterally with counterparties in the OTC market that are novated to a central clearing house who then becomes our counterparty. Exchange-traded derivatives represent standardized futures and options contracts executed directly on an organized exchange.

In addition to using master netting agreements and other collateral agreements to reduce credit risk associated with derivative instruments, we also seek to manage credit risk by evaluating credit ratings of counterparties and by using internal credit analysis, limits, and monitoring procedures.

At December 31, 2016, we held cash, U.S. government securities and mortgage-backed securities totaling $1.0 billion under master netting agreements and other collateral agreements to collateralize net derivative assets due from counterparties, and we pledged cash totaling $1.3 billion under these agreements to collateralize net derivative liabilities owed to counterparties and to meet initial margin requirements. These totals may differ from the amounts presented in the preceding offsetting table because these totals may include collateral exchanged under an agreement that does not qualify as a master netting agreement or because the total amount of collateral held or pledged exceeds the net derivative fair values with the counterparty as of the balance sheet date due to timing or other factors, such as initial margin. To the extent not netted against the derivative fair values under a master netting agreement, the receivable for cash pledged is included in Other assets and the obligation for cash held is included in Other liabilities on our Consolidated Balance Sheet. Securities held from counterparties are not recognized on our balance sheet. Likewise securities we have pledged to counterparties remain on our balance sheet.

Certain derivative agreements contain various credit-risk related contingent provisions, such as those that require our debt to maintain a specified credit rating from one or more of the major credit rating agencies. If our debt ratings were to fall below such specified ratings, the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position on December 31, 2016 was $1.0 billion for which we had posted collateral of $.6 billion in the normal course of business. The maximum additional amount of collateral we would have been required to post if the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2016 would be $.4 billion.